Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of International Imaging Systems, Inc. for the quarter ended June 30, 2006, I, C. Leo Smith, the Chief Executive Officer and the Chief Financial Officer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and;
     (2) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006, fairly presents, in all material respects, the financial condition and the results of operations of International Imaging Systems, Inc.

INTERNATIONAL IMAGING SYSTEMS, INC.

By: /s/ C. LEO SMITH
    -----------------------------------------
    C. Leo Smith, Chief Executive Officer and
    Chief Financial Officer

Dated: August 15, 2006

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